Business Combination (Tables)	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Schedule of Purchase Consideration, the Net Assets Acquired, and Goodwill

The details of the purchase consideration, the net assets acquired, and goodwill are as follows:

In thousands of USD	At April 15, 2024
Purchase consideration
Cash consideration paid	15,000
Senior secured notes (1)	15,091
417,130 Class A ordinary shares (2)	2,357
Class A ordinary share call options (3)	504
Total purchase consideration	32,952
Settlement of pre-existing debtor relationship with the Target Companies (4)	(10,061)
Fair value of consideration transferred	22,891

(1)	The Group issued US$15.0 million in aggregate principal amount of senior secured notes on April 15, 2024, in relation to the business combination. The senior secured notes bear an annual interest of 6.0%, mature five years after April 15, 2024, and are secured by 100% of the shares of the Target Companies. The fair value of the senior secured notes is measured by calculating the present value of the notes using the effective interest rate. In December 2024, the Group fully repaid the outstanding amount and the pledged shares were subsequently released following the settlement of the outstanding principal balance.

(2)	The fair value of the Class A ordinary shares is determined based on the number of shares transferred and the closing price on April 15, 2024. The shares are transferred upon the completion of the acquisition.

(3)	The Group issued Class A ordinary share call options at a strike price of US$35.96 per share, with the expiry date set as the later of April 15, 2029, or six months after all principal and interest accrued under the senior secured notes have been repaid. The fair value was recognized on April 15, 2024 based on the binomial model with the assistance of an independent valuation specialist. The following table provides the key inputs used in the model for determining the value of the option:
(4)	Settlement of pre-existing debtor relationship with the Target Companies represents the payable amount of approximately US$16.4 million from the Group to the Target Companies in relation to the services provided and offset against a prepayment made by the Group to the Target Companies of approximately US$6.3 million. The services provided by the Target Companies, include electricity supply, construction services, and daily operational management for the mining datacenters prior to April 15, 2024.

(5)	Acquisition-related cost amount to approximately US$0.3 million are included in general and administrative expenses.

Schedule of Key Inputs Used in the Model for Determining the Value of the Option	The following table provides the key inputs used in the model for determining the value of the option:
At April 15, 2024
Share price	5.65
Dividend yield (%)	-
Expected volatility (%)	126%
Risk-free interest rate (%)	4.65%

Schedule of Assets and Liabilities Recognised

The assets and liabilities recognized as a result of the acquisition are as follows:

In thousands of USD	At April 15, 2024
Fair value of assets acquired and liabilities assumed
Cash and cash equivalents	8,723
Trade receivables	49
Prepayments and other assets	2,690
Right-of-use assets	122
Property, plant and equipment	1,323
Identified intangible assets: rights to electrical capacity	22,429
Deferred tax assets	32
Trade payables	(3,367)
Other payables and accruals	(16,384)
Income tax payables	(1,962)
Lease liabilities	(122)
Deferred tax liabilities	(5,093)
Net identifiable assets acquired	8,440
Goodwill	14,451
Net assets acquired	22,891